Exhibit 10.18

AMENDMENT TO GLOBAL AGREEMENT

This amendment amends the Global Agreement dated 1st January 2004 (“Agreement”) between:

Amadeus Global Travel Distribution, S.A., a Spanish Company with principal offices at Salvador de Madariaga, 1 - 28027 Madrid (Spain) (hereinafter referred to as “Amadeus”), and

Ebookers PLC., an English corporation having its principal place of business at 25 Farringdon Street London EC4A 4AB United Kingdom, (hereinafter referred to as “Ebookers”).

(hereinafter as “the Parties.”)

WHEREAS, the Parties desire to amend the Agreement as follows:

1.                          Section I.A.1. of Exhibit 3:

    The Migration Target of 30th of June 2004 is changed to August 15, 2004.

2.                          All other terms and conditions of the Agreement remain in full force and affect.

IN WITNESS THEREOF, the Parties hereto have executed this amendment as of the day and year first above written.

Amadeus Global Travel Distribution, S.A.                  EBOOKERS PLC.

Name:	Gillian Gibson	Name:	Dinesh Dhamija

Title:	Director	Title:	C.E.O.

Date:	30 July 2004	Date:	22nd July 2004
	/s/ Gillian Gibson		/s/ Dinesh Dhamija
	Signature		Signature

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